                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   JULY 21, 1999
                                                         -------------------


                             SystemSoft Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  0-24418                           04-3121799
         ------------------------       ---------------------------------
         (Commission File Number)       (IRS Employer Identification No.)


  One Innovation Drive, Natick, Massachusetts           01760
  -------------------------------------------         ---------
   (Address of Principal Executive Offices)           (Zip Code)


                                  508-651-0088
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  JULY 21, 1999

ITEM                                                                                               PAGE
----                                                                                               ----
Item 5.       Other Events.                                                                         1

Item 7.       Financial Statements and Exhibits.                                                    1

Signature                                                                                           2

Exhibits                                                                                           E-1


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ITEM 5.   OTHER EVENTS.

      On July 21, 1999, SystemSoft Corporation (the "Company") filed a plan of reorganization (the "Plan") with the United States Bankruptcy Court for the District of Massachusetts (Western Division). The Plan was filed in connection with the Company's voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, filed March 23, 1999 (docket number 99-41885-JFQ). The Company expects the Bankruptcy Court to either approve or disapprove the Plan by September or October, 1999, although no assurances can be given as to such timeframe. If the Plan is not approved, the Company intends to submit an alternative plan of reorganization or liquidation. The description of the Plan contained herein is qualified in its entirety by reference to the Plan attached hereto as Exhibit 2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibits are filed with this report:

          EXHIBIT NO.                                 TITLE
          -----------                                 -----

               2                                  Plan of Reorganization

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SystemSoft Corporation


Date: July 28, 1999                 By:      /S/ Stephen A. Burke
                                             --------------------
                                                 Stephen A. Burke
                                                 Chief Financial Officer

                                      -2-

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                                  EXHIBIT INDEX


              EXHIBIT NO.                            TITLE
              -----------                            -----

                  2                          Plan of Reorganization



                                      E-1